Rule 497(d)

                             FT 743


        Supplement to the Prospectus dated July 24, 2003


      Notwithstanding anything to the contrary in the Prospectus, the transactional sales charge will be reduced by 1/2 of 1% on each subsequent July 31, commencing July 31, 2004 to a minimum transactional sales charge of 3.0%. In addition, dealers and other selling agents who, during any consecutive 12-month period, sell at least $100 million, $250 million or $500 million worth of primary market units of unit investment trusts sponsored by First Trust Portfolios L.P. will receive a concession of $1,000, $2,500 or $5,000, respectively, in the month following the achievement of this level.





June 3, 2004